Exhibit 4.2

EXECUTION VERSION

DEVON ENERGY CORPORATION

To

UMB BANK, NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 6

Dated as of June 9, 2021

To

Indenture

Dated as of July 12, 2011

$224,079,000 8.250% Senior Notes due 2023

$465,268,000 5.250% Senior Notes due 2024

SUPPLEMENTAL INDENTURE NO. 6, dated as of June 9, 2021 (this “Supplemental Indenture”), between DEVON ENERGY CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”), and UMB BANK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, as Trustee (herein called the “Trustee”).

RECITALS OF THE COMPANY

The Company has heretofore delivered to the Trustee an Indenture, dated as of July 12, 2011 (the “Senior Indenture”), providing for the issuance from time to time of Debt Securities of the Company.

Section 3.01 of the Senior Indenture provides that various matters with respect to any series of Debt Securities issued under the Senior Indenture may be established in an indenture supplemental to the Senior Indenture.

Section 12.01(f) of the Senior Indenture provides for the Company and the Trustee to enter into an indenture supplemental to the Senior Indenture to establish the form or terms of Debt Securities of any series as contemplated by Sections 2.01 and 3.01 of the Senior Indenture.

All the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and legally binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the series of Debt Securities provided for herein by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the series of Debt Securities provided for herein, as follows:

ARTICLE I

RELATION TO SENIOR INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

SECTION 1.1    RELATION TO SENIOR INDENTURE. This Supplemental Indenture constitutes an integral part of the Senior Indenture.

SECTION 1.2    DEFINITIONS. The following definitions applicable to the series of Debt Securities provided for herein shall be in addition to those indicated in Section 1.01 of the Senior Indenture:

“2023 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“2023 Notes Interest Payment Date” shall have the meaning set forth in Section 2.4(a) of this Supplemental Indenture.

“2023 Notes Regular Record Date” shall have the meaning set forth in Section 2.4(a) of this Supplemental Indenture.

“2024 Notes” shall have the meaning set forth in Section 2.1 of this Supplemental Indenture.

“2024 Notes Interest Payment Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“2024 Notes Regular Record Date” shall have the meaning set forth in Section 2.4(b) of this Supplemental Indenture.

“Adjusted Treasury Rate” shall mean, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the applicable Comparable Treasury Issue, assuming a price for such Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for that Redemption Date.

“Clearstream” means Clearstream Banking Société Anonyme, or any successor thereto.

“Comparable Treasury Issue” shall mean the United States Treasury security or securities selected by the Quotation Agent as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed (assuming such Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate notes of comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” shall mean, with respect to any Redemption Date: (a) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or (b) if the Quotation Agent obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Distribution Compliance Period” means, with respect to any Notes, the period of 40 consecutive days beginning on the later of (i) the day on which such Notes are first offered to Persons other than distributors (as defined in Regulation S) in reliance on Regulation S and (ii) the issue date with respect to such Notes.

“DTC” means the Depositary for the Global Notes, which shall initially be The Depository Trust Company, New York, New York.

“Euroclear” means Euroclear Bank SA/NV, as operator of the Euroclear system, or any successor thereto.

“Exchange Notes” means Notes that (1) contain terms substantially identical to the Initial Notes (except that (A) such Exchange Notes may omit terms with respect to transfer restrictions and may be registered under the Securities Act, and (B) certain provisions relating to an increase in the stated rate of interest thereon may be eliminated) and (2) are issued in exchange for Initial Notes, as provided for in the Registration Rights Agreement (including any amendment or supplement thereto).

“Global Note” shall have the meaning set forth in Section 2.9.

“Initial Notes” means the 2023 Notes and the 2024 Notes, individually and/or collectively, as the context requires.

“Interest Payment Date” means the 2023 Notes Interest Payment Date and the 2024 Notes Interest Payment Date, individually and/or collectively, as the context requires.

“Non-U.S. Person” means a Person who is not a U.S. person, as defined in Regulation S.

“Notes” means the Initial Notes together with any Exchange Notes issued therefor as provided herein.

“Original Issue Date” shall mean June 9, 2021 in the case of the 2023 Notes and June 9, 2021 in the case of the 2024 Notes.

“Par Call Date” shall mean June 1, 2023 in the case of the 2023 Notes and June 15, 2024 in the case of the 2024 Notes.

“Private Placement Legend” has the meaning provided in Exhibit C to this Supplemental Indenture.

“QIB” or “Qualified Institutional Buyer” means a “qualified institutional buyer,” as that term is defined in Rule 144A.

“Quotation Agent” shall mean the Reference Treasury Dealer appointed as such agent by the Company.

“Redemption Date” shall mean, with respect to any Note or portion thereof to be redeemed, each date fixed for such redemption by or pursuant to this Supplemental Indenture and the Notes.

“Redemption Price” shall mean, with respect to any redemption of Notes, the applicable redemption price set forth in this Supplemental Indenture.

“Reference Treasury Dealer” shall mean each of (a) BofA Securities, Inc. and Morgan Stanley & Co. LLC, unless any of such entities ceases to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), in which case the Company shall substitute therefor another Primary Treasury Dealer; and (b) any two other Primary Treasury Dealers selected by the Company.

“Reference Treasury Dealer Quotations” shall mean, with respect to any Reference Treasury Dealer and any Redemption Date, the average, as determined by the Quotation Agent, of the bid and asked prices for the applicable Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding that Redemption Date.

“Registration Rights Agreement” means the Registration Rights Agreement, dated June 9, 2021, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as dealer managers, relating to the Initial Notes, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Regular Record Date” means the 2023 Notes Regular Record Date and the 2024 Notes Regular Record Date, individually and/or collectively, as the context requires.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Certificate” means a certificate substantially in the form attached hereto as Exhibit D.

“Regulation S Legend” has the meaning provided in Exhibit C to this Supplemental Indenture.

“Resale Restriction Termination Date” has the meaning provided in Exhibit C to this Supplemental Indenture.

“Restricted Security” means any Note except for (a) an Exchange Note issued pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), (b) a Note which has been sold or transferred pursuant to an effective Registration Statement (as defined in the Registration

Rights Agreement) pursuant to the Registration Rights Agreement, (c) a Note from which the Private Placement Legend or the Regulation S Legend has been removed in accordance with the terms of the Notes and (d) a Note issued upon registration of transfer of, or in exchange for, Notes which are not Restricted Securities.

“Rule 144A” means Rule 144A under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

SECTION 1.3    RULES OF CONSTRUCTION. For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

(a)    capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Senior Indenture; and

(b)    all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture.

ARTICLE II

THE SERIES OF NOTES

SECTION 2.1    TITLE OF THE DEBT SECURITIES; DENOMINATIONS. There is hereby created under the Senior Indenture a series of Debt Securities designated the 8.250% Senior Notes due 2023 (the “2023 Notes”) and a series of Debt Securities designated the 5.250% Senior Notes due 2024 (the “2024 Notes”). The Notes shall be issued in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000.

SECTION 2.2    LIMITATIONS ON AGGREGATE PRINCIPAL AMOUNT. The aggregate principal amount of the 2023 Notes shall be initially limited to $224,079,000, and the aggregate principal amount of the 2024 Notes shall be initially limited to $465,268,000, subject, in each case, to the Company’s right to increase such limit following the original issuance of the Notes upon delivery to the Trustee of a Company Order specifying any higher limit. Except as provided in this Section, the Company shall not execute and the Trustee shall not authenticate or deliver the 2023 Notes or the 2024 Notes in excess of such aggregate principal amounts.

Nothing contained in this Section 2.2 or elsewhere in this Supplemental Indenture, or in the Notes, is intended to or shall limit execution by the Company or authentication or delivery by the Trustee of the Notes under the circumstances contemplated in Sections 3.04, 3.05, 3.06, 4.06 and 12.05 of the Senior Indenture.

SECTION 2.3    MATURITY DATES. The 2023 Notes will mature on August 1, 2023 and the 2024 Notes will mature on September 15, 2024.

SECTION 2.4    INTEREST AND INTEREST RATE.

(a)    The 2023 Notes will bear interest at a rate of 8.250% per annum from February 1, 2021 or from the most recent 2023 Notes Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on February 1 and August 1 of each year, commencing August 1, 2021 (each, a “2023 Notes Interest Payment Date”), to the Person in whose name such Note is registered at the close of business on the January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such 2023 Notes Interest Payment Date (each, a “2023 Notes Regular Record Date”).

(b)    The 2024 Notes will bear interest at a rate of 5.250% per annum from March 15, 2021 or from the most recent 2024 Notes Interest Payment Date to which interest has been paid or duly provided for, payable semiannually in arrears on March 15 and September 15 of each year, commencing September 15, 2021 (each, a “2024 Notes Interest Payment Date”), to the Person in whose name such Note is registered at the close of business on the March 1 or September 1 (whether or not a Business Day), as the case may be, next preceding such 2024 Notes Interest Payment Date (each, a “2024 Notes Regular Record Date”).

(c)    Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months. The interest so payable on any Note which is not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the Person in whose name such Note is registered on the relevant Regular Record Date, and such defaulted interest shall instead be payable to the Person in whose name such Note is registered on the Special Record Date or other specified date determined in accordance with Section 3.07 of the Senior Indenture.

SECTION 2.5    PAYMENT OF ADDITIONAL INTEREST.

(a)    Under the circumstances set forth in the Registration Rights Agreement, the Company will be obligated to pay additional amounts of interest to the Holders of certain Initial Notes, as more particularly set forth in such Registration Rights Agreement and Initial Notes.

(b)    Prior to any Interest Payment Date on which any such additional interest is payable, the Company shall give notice to the Trustee of the amount of any additional interest due on such Interest Payment Date. The Trustee shall have no duty to calculate or verify the calculation of any additional interest that is payable as determined by the Company.

SECTION 2.6    PLACES OF PAYMENT. The Places of Payment where the Notes may be presented or surrendered for payment, where the Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and the Senior Indenture may be served shall be at the Corporate Trust Office of the Trustee initially located at 1010 Grand Blvd., Kansas City, MO 64106.

SECTION 2.7    METHOD OF PAYMENT. Payment of the principal of, premium, if any, and interest on Notes in definitive form will be made at the office or agency of the Company maintained for that purpose in Kansas City, Missouri (which shall initially be an office or agency of the Trustee), in such coin or currency of the United States as at the time of payment is legal tender for payment of public and private debts; PROVIDED, HOWEVER, that at the option of the Company, payments of interest on the Notes may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register. Payment of the principal of, premium, if any, and interest on Notes represented by a Global Security shall be made in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of such Global Security.

SECTION 2.8    CURRENCY. Principal, premium, if any, and interest on the Notes shall be payable in Dollars.

SECTION 2.9    REGISTERED SECURITIES; GLOBAL FORM; RESTRICTED SECURITIES.

(a)    The Notes shall be issuable and transferable in fully registered form, without coupons. The Notes shall each be issued in the form of one or more permanent Global Securities (each, a “Global Note”). The Depositary for the Notes shall be The Depository Trust Company. The Notes shall not be issuable in definitive form except as provided in Section 2.03 of the Senior Indenture.

(b)    Initial Notes offered and sold by the Company to QIBs in reliance on the exemption from registration under the Securities Act afforded by Section 4(a)(2) thereof shall be issued initially in the form of one or more fully registered Global Notes, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the Private Placement Legend (the “Restricted Global Note”).

(c)    Initial Notes offered and sold by the Company to Non-U.S. Persons in offshore transactions in reliance on Regulation S under the Securities Act shall be issued initially in the form of one or more fully registered Global Notes, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear the Regulation S Legend (the “Regulation S Global Note”).

(d)    Exchange Notes issued pursuant to the Exchange Offer (as defined in the Registration Rights Agreement) shall be issued initially in the form of one or more fully registered Global Notes, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear any legends required by applicable law, but such Global Note need not bear the Private Placement Legend or the Regulation S Legend.

(e)    Notes issued after the Original Issue Date shall be issued initially in the form of one or more fully registered Global Notes, duly executed by the Company and authenticated by the Trustee as hereinafter provided and shall bear any legends required by Section 2.13(c) and any legends required by applicable law.

(f)    If a beneficial interest in the Restricted Global Note or the Regulation S Global Note is to be transferred after the relevant Resale Restriction Termination Date with respect to such Note, the Debt Security Registrar shall reflect on its books and records the date and (A) a decrease in the principal amount of the relevant Global Note in an amount equal to the principal amount of the beneficial interest in the relevant Global Note to be transferred and (B) an increase in the principal amount of a Global Note that does not bear the Private Placement Legend or the Regulation S Legend in an amount equal to the principal amount of the beneficial interest being so transferred, unless definitive Notes shall have been issued in accordance with paragraph (g) of this Section 2.9, in which case the beneficial interest to be transferred shall be issued in the form of one or more fully registered definitive Notes in accordance with the terms hereof.

(g)    The Global Notes may not be transferred except by DTC, in whole and not in part, to another nominee of DTC or to a successor of DTC or its nominee. If at any time DTC notifies the Company that DTC is unwilling to continue as the Depositary for the Global Notes or ceases to be a clearing agency, or if the Company so elects or if there is an Event of Default under the Notes, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order for authentication, authenticate and deliver, definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Notes, which DTC will distribute to its participants.

SECTION 2.10    FORM OF NOTES. The 2023 Notes shall be substantially in the form attached as Exhibit A hereto and the 2024 Notes shall be substantially in the form attached as Exhibit B hereto.

SECTION 2.11    REGISTRAR AND PAYING AGENT. The Trustee shall initially serve as Debt Security Registrar and Paying Agent for the Notes.

SECTION 2.12    EVENTS OF DEFAULT. In addition to the Events of Default specified in Section 8.01 of the Senior Indenture, the following shall constitute an Event of Default with respect to each series of the Notes: any default by the Company in the payment of any principal of any Funded Debt of the Company outstanding in an aggregate principal amount in excess of $50,000,000 at the final stated maturity thereof or the occurrence of any other default thereunder, the effect of which default is to cause such Funded Debt to become, or to be declared, due prior to its final stated maturity if (A) such default in payment is not cured, by payment or otherwise, within 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the outstanding Notes of such series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Senior Indenture (each, a “Notice of Default”), and the receipt by the Company of such Notice of Default or (B) the acceleration is not rescinded or annulled or the default that caused the acceleration is not cured within 60 days after the receipt by the Company of such Notice of Default.

SECTION 2.13    SPECIAL TRANSFER RESTRICTIONS.

(a)    Transfers to Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Note that is a Restricted Security to any Non-U.S. Person: The Debt Security Registrar shall register such transfer if it complies with all other applicable requirements of the Indenture and,

(i)    if (x) such transfer is after the relevant Resale Restriction Termination Date with respect to such Note or (y) the proposed transferor has delivered to the Debt Security Registrar, the Company and the Trustee a Regulation S Certificate and, unless otherwise agreed by the Company and the Trustee, an opinion of counsel, certifications and other information satisfactory to the Company and the Trustee, and

(ii)    if the proposed transferor is or is acting through a member of, or participant in, DTC (“Agent Members”) holding a beneficial interest in a Global Note,

upon receipt by the Debt Security Registrar, the Company and the Trustee of (x) the certificate, opinion, certifications and other information, if any, required by clause (a)(i)(y) above and (y) written instructions given in accordance with the procedures of the Debt Security Registrar and of DTC or Euroclear or Clearstream, as applicable, whereupon (A) the Debt Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the relevant Global Note in an amount equal to the principal amount of the beneficial interest in the relevant Global Note to be transferred, and (B) if the proposed transferee is or is acting through an Agent Member, the Debt Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Regulation S Global Note in an amount equal to the principal amount of the beneficial interest being so transferred.

Until the end of the Distribution Compliance Period, a beneficial interest in the Regulation S Global Note may be held only through designated Agent Members holding on behalf of Euroclear or Clearstream (on behalf of Non-U.S. Persons) unless delivery is made in accordance with the provisions of this Section 2.13(a).

(b)    Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note that is a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons): The Debt Security Registrar shall register such transfer if it complies with all other applicable requirements of the Indenture and,

(i)    if (x) such transfer is after the relevant Resale Restriction Termination Date with respect to such Note or (y) such transfer is being made by a proposed transferor who has checked the box provided for on the form of such Note stating, or has otherwise certified to the Debt Security Registrar, the Company and the Trustee in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of such Note stating, or has otherwise certified to the Debt Security Registrar, the Company and the Trustee in writing, that it is purchasing such Note for its own account or an account with respect to which it exercises sole investment discretion, and that each of it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

(ii)    if the proposed transferor is or is acting through an Agent Member holding a beneficial interest in a Global Note, upon receipt by the Debt Security Registrar, the Company and the Trustee of (x) the forms, certifications and other information, if any, required by clause (b)(i)(y) above and (y) written instructions given in accordance with the procedures of the Debt Security Registrar and of DTC or Euroclear or Clearstream, as applicable, whereupon (A) the Debt Security Registrar shall reflect on its books and records the date and a decrease in the principal amount of the relevant Global Note in an amount equal to the principal amount of the beneficial interest in the relevant Global Note to be transferred, and (B) if the proposed transferee is or is acting through an Agent

Member, the Debt Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Restricted Global Note in an amount equal to the principal amount of the beneficial interest being so transferred.

(c)    Private Placement Legend; Regulation S Legend. Unless otherwise required by applicable law, upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend or the Regulation S Legend, the Debt Security Registrar shall deliver Notes that do not bear the Private Placement Legend or the Regulation S Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend or the Regulation S Legend, then unless (i) the requested transfer is after the relevant Resale Restriction Termination Date with respect to such Notes, (ii) upon written request of the Company after there is delivered to the Debt Security Registrar and the Company an opinion of counsel (which opinion of counsel is satisfactory to the Company) to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, or (iii) such Notes are sold or exchanged pursuant to an effective registration statement under the Securities Act, the Debt Security Registrar shall deliver only Notes that bear the Private Placement Legend or, in the case of Notes sold to a Non-U.S. Person pursuant to Regulation S, the Regulation S Legend.

(d)    Other Transfers. The Debt Security Registrar shall effect and register, upon receipt of a written request from the Company to do so, a transfer not otherwise permitted by this Section 2.13, such registration to be done in accordance with the otherwise applicable provisions of this Section 2.13, upon the furnishing by the proposed transferor or transferee of a written opinion of counsel (which opinion of counsel is satisfactory to the Company) to the effect that, and such other certifications or information as the Company or the Trustee may require to confirm that, the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

A Note that is a Restricted Security may not be transferred other than as provided in this Section 2.13. A beneficial interest in a Global Note that is a Restricted Security may not be exchanged for a beneficial interest in another Global Note other than through a transfer in compliance with this Section 2.13.

(e)    General. By its acceptance of any Note bearing the Private Placement Legend or the Regulation S Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this Supplemental Indenture and in the Private Placement Legend or Regulation S Legend, as applicable, and agrees that it will transfer such Note only as provided in this Supplemental Indenture.

The Debt Security Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Section 2.13. The Company shall have the right to require the Debt Security Registrar to deliver to the Company, at the Company’s expense, copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Debt Security Registrar.

In connection with any transfer of any Note, the Trustee, the Debt Security Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in conclusively relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Notes, or otherwise) received from any Holder and any transferee of any Note regarding the validity, legality and due authorization of any such transfer, the eligibility of the transferee to receive such Note and any other facts and circumstances related to such transfer.

SECTION 2.14    MODIFICATION TO SECTION 7.03(c) OF THE SENIOR INDENTURE. With respect to the Notes to be issued under this Supplemental Indenture, Section 7.03(c) of the Senior Indenture, which reads as follows, shall be deleted:

“(c) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Debt Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Company’s exercise of its option under this Section and will be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such action had not been exercised and, in the case of the Debt Securities of such series being Discharged accompanied by a ruling to that effect received from or published by the Internal Revenue Service.”

and shall be replaced with the following:

“(c) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that beneficial owners of the Debt Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the Company’s exercise of its option under this Section and will be subject to federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such action had not been exercised and, in the case of the Debt Securities of such series being Discharged accompanied by a ruling to that effect received from or published by the Internal Revenue Service.”

ARTICLE III

REDEMPTION OF THE NOTES

SECTION 3.1    OPTIONAL REDEMPTION.

(a)    The Notes may be redeemed, in whole or in part, at the option of the Company pursuant to the terms set forth in (b) and (c) below. With respect to a redemption pursuant to clause (b) below, the Company shall give the Trustee notice of the related Redemption Price promptly after the determination thereof and the Trustee shall have no responsibility for determining such Redemption Price. Except as otherwise provided in this Article 3, Notes shall be redeemed in accordance with the provisions of Article 4 of the Senior Indenture.

(b)    The Company may, at its option, at any time or from time to time prior to June 1, 2023, in the case of the 2023 Notes, and prior to June 15, 2024, in the case of the 2024 Notes, redeem the applicable series of Notes, in whole or in part, upon not less than 10 nor more than 60 days’ notice, at a Redemption Price equal to the greater of:

(i)    100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding, the Redemption Date, and

(ii)    as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal of and interest on the Notes to be redeemed (assuming the Notes matured on the applicable Par Call Date and not including any portion of payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year comprised of twelve 30-day months) at the Adjusted Treasury Rate, plus (A) 50 basis points in the case of the 2023 Notes and (B) 50 basis points in the case of the 2024 Notes plus, in each case, accrued and unpaid interest thereon to but excluding the Redemption Date (provided, in each case, that interest payments due on or prior to the Redemption Date of the series of Notes to be redeemed will be paid to the record holders of such Notes on the relevant Regular Record Date).

(c)    The Company may, at any time or from time to time on or after June 1, 2023, in the case of the 2023 Notes, and June 15, 2024, in the case of the 2024 Notes, redeem the Notes, in whole or in part, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to but excluding the Redemption Date (provided, in each case, that interest payments due on or prior to the Redemption Date of the series of Notes to be redeemed will be paid to the record holders of such Notes on the relevant Regular Record Date).

SECTION 3.2    ELECTION OR OBLIGATION TO REDEEM; NOTICE TO TRUSTEE. The election pursuant to Section 3.1 of the Company to optionally redeem a series of Notes shall be evidenced by or pursuant to a Board Resolution. In case of any redemption of such Notes, the Company shall, at least 15 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of the Notes to be redeemed.

SECTION 3.3    SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED. If less than all of a series of Notes are to be redeemed, the particular Notes of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Notes of such series not previously called for redemption by such method as the Trustee shall deem fair and appropriate; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000; provided, that beneficial interests in Notes represented by one or more Global Notes shall be selected for redemption by DTC in accordance with its standard procedures.

The Trustee shall promptly notify the Company and the Debt Security Registrar (if other than itself) in writing of the applicable series of Notes selected for redemption and, in the case of any series of Notes selected for partial redemption, the principal amount thereof to be redeemed.

For all purposes of this Supplemental Indenture, unless the context otherwise requires, all provisions relating to the redemption of a series of Notes shall relate, in the case of any series of Notes redeemed or to be redeemed only in part, to the portion of the principal of such applicable series of Notes which has been or is to be redeemed.

SECTION 3.4    DEPOSIT OF REDEMPTION PRICE. At or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit, with respect to the Notes called for redemption, with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03 of the Senior Indenture) an amount of money in Dollars sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) any accrued interest on all such Notes or portions thereof which are to be redeemed on that date.

If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate borne by the Notes.

SECTION 3.5    NOTES REDEEMED IN PART. Any Note which is to be redeemed only in part shall be surrendered at any Place of Payment for such Note (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and provisions, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Note so surrendered. If a Global Note is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to or on behalf of the Depositary for such Global Note as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Global Note in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Note so surrendered.

SECTION 3.6    REPURCHASES ON THE OPEN MARKET. The Company or any Affiliate of the Company may at any time or from time to time repurchase any of the Notes in the open market or otherwise. Such Notes may, at the option of the Company or the relevant Affiliate of the Company, be held, resold or surrendered to the Trustee for cancellation.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1    RATIFICATION AND INCORPORATION OF SENIOR INDENTURE. Except as expressly modified or amended hereby, the Senior Indenture continues in full force and effect and is in all respects ratified, confirmed and preserved. The Senior Indenture and this Supplemental Indenture shall be read, taken and construed as one and the same instrument.

SECTION 4.2    GOVERNING LAW; WAIVER OF JURY TRIAL. This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York. This Supplemental Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with the duties imposed by, or another provision included in this

Supplemental Indenture which is required to be included in this Supplemental Indenture by any of the provisions of Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

EACH PARTY HERETO, AND EACH HOLDER OF THE NOTES BY ACCEPTANCE THEREOF, HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SUPPLEMENTAL INDENTURE.

SECTION 4.3    COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 4.4    RECITALS. The recitals contained herein shall be taken as statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed by their respective officers hereunto duly authorized, all as of the day and year first written above.

DEVON ENERGY CORPORATION

By:	/s/ Alana D. Tetrick
Name:	Alana D. Tetrick
Title:	Vice President, Corporate
Finance and Treasurer

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Dee Anna Schmidt
Name:	Dee Anna Schmidt
Title:	Vice President

Exhibit A to

Supplement Indenture No. 6

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, OR (B) (I) THE ACQUISITION AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (II) NONE OF DEVON ENERGY CORPORATION, THE DEALER MANAGERS, THE SOLICITATION AGENTS, THE EXCHANGE AGENT, THE INFORMATION AGENT, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES IS ACTING AS A FIDUCIARY WITH RESPECT TO THE ACQUISITION AND HOLDING OF THIS SECURITY BY SUCH HOLDER.

DEVON ENERGY CORPORATION

8.250% Senior Notes due 2023

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. [●]	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon presentation, the principal sum of $         on August 1, 2023 (the “Stated Maturity Date”) and to pay interest thereon from February 1, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on February 1 and August 1 of each year (each, an “Interest Payment Date”), commencing August 1, 2021, at the rate of 8.250% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including February 1, 2021, if no interest has been paid on this

Debt Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated: [●], 20[●]

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [●], 20[●]

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 6, dated as of June 9, 2021 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $224,079,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

Notice of redemption will be given by mail to Holders of Debt Securities, not less than 10 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

This Debt Security may be redeemed in part only in multiples of $2,000 or any integral multiples of $1,000 in excess of $2,000. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

[To be omitted from Exchange Notes:][The Holder of this Note is entitled to the benefits of the Registration Rights Agreement. Capitalized terms used in this paragraph have the meanings given to them in the Registration Rights Agreement. Subject to the terms of the Registration Rights Agreement, if a Registration Default occurs, the interest rate on this Note will be increased by (i) 0.25% per annum for the first 90 day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90 day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. A “Registration Default” shall mean the occurrence of any of the following: (i) the Registration Statement referenced in Section 2(a)(x) of the Registration Rights Agreement is not deemed effective on or prior to the Target Registration Date or (ii) if the Exchange Offer is not consummated prior to the Target Registration Date and, if a shelf registration statement is required pursuant to Section 2(b) of the Registration Rights Agreement, such Shelf Registration Statement is not declared effective on or prior to the later of (x) the Target Registration Date and (y) 60 days after delivery of the applicable Shelf Request, or (iii) if a shelf registration statement is required pursuant to Section 2(b) of the Registration Rights Agreement and after being declared effective, such Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable for resales of Registrable Notes (a) on more than two occasions of at least 30 consecutive days during the Shelf Effectiveness Period or (b) at any time in any 12-month period during the required effectiveness period and such failure to remain effective or useable for resales of Registrable Notes exists for more than 90 days (whether or not consecutive) in any 12-month period. A Registration Default ends with respect to any Note when such Note ceases to be a Registrable Note or, if earlier, (1) in the case of a Registration Default under clause (i) or (ii) of the definition thereof, when the Exchange Offer is completed or when the Shelf Registration Statement covering such Registrable Notes becomes effective or (2) in the case of a Registration Default under clause (iii) of the definition thereof, when the Registration Statement becomes effective or the Prospectus again becomes usable. This Note shall cease to be a Registrable Note upon the earliest of the following: (i) when a Registration Statement with respect to such Notes has become effective under the Securities Act and such Notes have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Notes cease to be outstanding, (iii) when such Notes have been resold pursuant to Rule 144 (or any successor provision) under the Securities Act (but not Rule 144A) without regard to volume restrictions, provided that the Company shall have removed or caused to be removed any restrictive legend on the Notes or (iv) the date that is three years after the date of the Registration Rights Agreement. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on the next date that there is no Registration Default. This paragraph is subject in all respects to the terms and conditions of the Registration Rights Agreement and does not in any way amend, modify, change or enlarge any rights or obligations under the Registration Rights Agreement.]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please	Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please	Insert Social Security or Other Identifying Number of Assignee)

[To be omitted from Exchange Notes:][CHECK ONE BOX BELOW

☐    This Note is being transferred inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

☐    This Note is being transferred outside the United States to a Non-U.S. Person in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act.

Unless one of the boxes is checked, the Trustee will not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of Supplemental Indenture No. 6, dated as of June 9, 2021 shall have been satisfied.]

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

[To be omitted from Exchange Notes:][TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
NOTICE: To be executed by an executive officer.]

Exhibit B to

Supplement Indenture No. 6

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF INTERESTS IN THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF AND IN THIS CERTIFICATE.

BY ITS ACQUISITION HEREOF, THE HOLDER WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (A) IT IS NOT, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE AND HOLD THIS SECURITY CONSTITUTES ASSETS OF, AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) THAT IS SUBJECT TO TITLE I OF ERISA, A PLAN, ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH EMPLOYEE BENEFIT PLAN, PLAN, ACCOUNT OR ARRANGEMENT, OR (B) (I) THE ACQUISITION AND HOLDING OF THIS SECURITY BY SUCH HOLDER WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS AND (II) NONE OF DEVON ENERGY CORPORATION, THE DEALER MANAGERS, THE SOLICITATION AGENTS, THE EXCHANGE AGENT, THE INFORMATION AGENT, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES IS ACTING AS A FIDUCIARY WITH RESPECT TO THE ACQUISITION AND HOLDING OF THIS SECURITY BY SUCH HOLDER.

DEVON ENERGY CORPORATION

5.250% Senior Notes due 2024

Registered No.	PRINCIPAL AMOUNT
CUSIP NO. [●]	$

DEVON ENERGY CORPORATION, a Delaware corporation (herein referred to as the “Company,” which term includes any successor entity under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co., or registered assigns, upon presentation, the principal sum of $         on September 15, 2024 (the “Stated Maturity Date”) and to pay interest thereon from March 15, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on March 15 and September 15 of each year (each, an “Interest Payment Date”), commencing September 15, 2021, at the rate of 5.250% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 1 or September 1 (whether or not a Business Day) (each, a “Regular Record Date”), as the case may be, next preceding such Interest Payment Date at the office or agency of the Company maintained for such purpose; PROVIDED, HOWEVER, that such interest may be paid, at the Company’s option, by mailing a check to such Holder at its registered address; PROVIDED, FURTHER, that if this Debt Security is a Global Security, such interest shall be paid in immediately available funds to the Depositary or its nominee, as the case may be, as the Holder of this Debt Security. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Debt Security (or one or more Predecessor Debt Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of this Debt Security payable on the Stated Maturity Date or the principal of, premium, if any, and, if the Redemption Date is not an Interest Payment Date, interest on this Debt Security payable on the Redemption Date will be paid against presentation of this Debt Security at the office or agency of the Company maintained for that purpose in New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Interest payable on this Debt Security on any Interest Payment Date and on the Stated Maturity Date or Redemption Date, as the case may be, will include interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including March 15, 2021, if no interest has been paid on this

Debt Security) to but excluding such Interest Payment Date or the Stated Maturity Date or Redemption Date, as the case may be. If any Interest Payment Date or the Stated Maturity Date or Redemption Date falls on a day that is not a Business Day, principal, premium, if any, and/or interest payable with respect to such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if it were paid on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or Stated Maturity Date or Redemption Date, as the case may be.

All payments of principal, premium, if any, and interest in respect of this Debt Security will be made by the Company in immediately available funds.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Debt Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed by one of its duly authorized officers.

Dated: [●], 20[●]

DEVON ENERGY CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [●], 20[●]

UMB BANK, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

[Reverse of Security]

DEVON ENERGY CORPORATION

This Debt Security is one of a duly authorized issue of securities of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of July 12, 2011, as supplemented by Supplemental Indenture No. 6, dated as of June 9, 2021 (as so supplemented, herein called the “Indenture”), between the Company and UMB Bank, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to the series of which this Debt Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities, and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. This Debt Security is one of the duly authorized series of Debt Securities designated on the face hereof, and the aggregate principal amount of the Debt Securities to be issued under such series is initially limited to $465,268,000, subject to the Company’s right to increase such limit as provided in the Indenture (except for Debt Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Debt Securities). All terms used in this Debt Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

If an Event of Default, as defined in the Indenture, with respect to the Debt Securities of this series, shall occur and be continuing, the principal amount of the Debt Securities of this series and interest accrued thereon may be declared due and payable in the manner and with the effect provided in the Indenture.

Notice of redemption will be given by mail to Holders of Debt Securities, not less than 10 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

This Debt Security may be redeemed in part only in multiples of $2,000 or any integral multiples of $1,000 in excess of $2,000. In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of all Debt Securities issued under the Indenture at the time Outstanding and directly affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority of the aggregate principal amount of the Outstanding Debt Securities, on behalf of the Holders of all such securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount, in certain instances, of the Outstanding Debt Securities of any series to waive, on behalf of all of the Holders of Debt Securities of such series, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and other Debt Securities issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Debt Security at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Debt Security is registrable in the Debt Security Register of the Company upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of, premium, if any, and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer, in form satisfactory to the Company and the Debt Security Registrar, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debt Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein and herein set forth, this Debt Security is exchangeable for a like aggregate principal amount of Debt Securities of different authorized denominations but otherwise having the same terms and conditions, as requested by the Holder hereof surrendering the same.

The Debt Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiples of $1,000 in excess of $2,000.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of or premium, if any, or the interest on this Debt Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The Indenture and the Debt Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely in such State.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Debt Securities of this series as a convenience to the Holders of such Debt Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Debt Securities, and reliance may be placed only on the other identification numbers printed hereon.

[To be omitted from Exchange Notes:][The Holder of this Note is entitled to the benefits of the Registration Rights Agreement. Capitalized terms used in this paragraph have the meanings given to them in the Registration Rights Agreement. Subject to the terms of the Registration Rights Agreement, if a Registration Default occurs, the interest rate on this Note will be increased by (i) 0.25% per annum for the first 90 day period beginning on the day immediately following such Registration Default and (ii) an additional 0.25% per annum with respect to each subsequent 90 day period, in each case until and including the date such Registration Default ends, up to a maximum increase of 0.50% per annum. A “Registration Default” shall mean the occurrence of any of the following: (i) the Registration Statement referenced in Section 2(a)(x) of the Registration Rights Agreement is not deemed effective on or prior to the Target Registration Date or (ii) if the Exchange Offer is not consummated prior to the Target Registration Date and, if a shelf registration statement is required pursuant to Section 2(b) of the Registration Rights Agreement, such Shelf Registration Statement is not declared effective on or prior to the later of (x) the Target Registration Date and (y) 60 days after delivery of the applicable Shelf Request, or (iii) if a shelf registration statement is required pursuant to Section 2(b) of the Registration Rights Agreement and after being declared effective, such Shelf Registration Statement ceases to be effective or the Prospectus contained therein ceases to be usable for resales of Registrable Notes (a) on more than two occasions of at least 30 consecutive days during the Shelf Effectiveness Period or (b) at any time in any 12-month period during the required effectiveness period and such failure to remain effective or useable for resales of Registrable Notes exists for more than 90 days (whether or not consecutive) in any 12-month period. A Registration Default ends with respect to any Note when such Note ceases to be a Registrable Note or, if earlier, (1) in the case of a Registration Default under clause (i) or (ii) of the definition thereof, when the Exchange Offer is completed or when the Shelf Registration Statement covering such Registrable Notes becomes effective or (2) in the case of a Registration Default under clause (iii) of the definition thereof, when the Registration Statement becomes effective or the Prospectus again becomes usable. This Note shall cease to be a Registrable Note upon the earliest of the following: (i) when a Registration Statement with respect to such Notes has become effective under the Securities Act and such Notes have been exchanged or disposed of pursuant to such Registration Statement, (ii) when such Notes cease to be outstanding, (iii) when such Notes have been resold pursuant to Rule 144 (or any successor provision) under the Securities Act (but not Rule 144A) without regard to volume restrictions, provided that the Company shall have removed or caused to be removed any restrictive legend on the Notes or (iv) the date that is three years after the date of the Registration Rights Agreement. If at any time more than one Registration Default has occurred and is continuing, then, until the next date that there is no Registration Default, the increase in interest rate provided for by this paragraph shall apply as if there occurred a single Registration Default that begins on the date that the earliest such Registration Default occurred and ends on the next date that there is no Registration Default. This paragraph is subject in all respects to the terms and conditions of the Registration Rights Agreement and does not in any way amend, modify, change or enlarge any rights or obligations under the Registration Rights Agreement.]

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(Please	Print or Type Name and Address Including Zip Code of Assignee)

the within Debt Security of Devon Energy Corporation and hereby does irrevocably constitute and appoint                      Attorney to transfer said security on the books of the within-named Corporation with full power of substitution in the premises.

(Please	Insert Social Security or Other Identifying Number of Assignee)

[To be omitted from Exchange Notes:][CHECK ONE BOX BELOW

☐    This Note is being transferred inside the United States to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act; or

☐    This Note is being transferred outside the United States to a Non-U.S. Person in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act.

Unless one of the boxes is checked, the Trustee will not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.13 of Supplemental Indenture No. 6, dated as of June 9, 2021 shall have been satisfied.]

Dated:

SIGNATURE OF GUARANTEE

Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15.

Signature Guarantee

[To be omitted from Exchange Notes:][TO BE COMPLETED BY PURCHASER IF (1) ABOVE IS CHECKED.

The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that each of it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:	NOTICE: To be executed by an executive officer.]

Exhibit C to

Supplement Indenture No. 6

Each Global Note and each definitive Note (other than the Regulation S Global Note or a definitive Note representing Notes sold to a Non-U.S. Person in reliance on Regulation S) shall bear a legend in substantially the following form (the “Private Placement Legend”) on the face thereof until the Private Placement Legend is removed or not required in accordance with Section 2.13(c) of this Supplemental Indenture:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER,” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO, AND IN COMPLIANCE WITH, OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Regulation S Global Note and each definitive Note representing Notes sold to a Non-U.S. Person in reliance on Regulation S shall bear a legend in substantially the following

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form (the “Regulation S Legend”) on the face thereof, until the Regulation S Legend is removed or not required in accordance with Section 2.13(c) of this Supplemental Indenture:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”), AND (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE DATE THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND THE ORIGINAL ISSUE DATE HEREOF (SUCH PERIOD, THE “40-DAY DISTRIBUTION COMPLIANCE PERIOD”), ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES TO PERSONS WHO ARE NOT U.S. PERSONS WITHIN THE MEANING OF, AND IN COMPLIANCE WITH, REGULATION S, (E) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (E) AND (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED FOLLOWING THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

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Exhibit D to

Supplement Indenture No. 6

FORM OF REGULATION S CERTIFICATE

Re:	Devon Energy Corporation (the “Company”)

[    ]% Senior Notes due 20[    ] (the “Notes”)

Ladies and Gentlemen:

In connection with our proposed sale of $         aggregate principal amount of Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, we hereby certify as follows:

1.    The offer of the Notes was not made to a person in the United States (unless such person or the account held by it for which it is acting is excluded from the definition of “U.S. person” pursuant to Rule 902(k)(2)(vi) or 902(k)(2)(i) of Regulation S under the circumstances described in Rule 902(h)(3) of Regulation S) or specifically targeted at an identifiable group of U.S. citizens abroad.

2.    Either (a) at the time the buy order was originated, the buyer was outside the United States or we and any person acting on our behalf reasonably believed that the buyer was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated offshore securities market, and neither we nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States.

3.    No directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable.

4.    The proposed transfer of Notes is not part of a plan or scheme to evade the registration requirements of the Securities Act.

5.    If we are a dealer or a person receiving a selling concession or other fee or remuneration in respect of the Notes, and the proposed transfer takes place before the end of the distribution compliance period under Regulation S, or we are an officer or director of the Company or a distributor, we certify that the proposed transfer is being made in accordance with the provisions of Rules 903 and 904 of Regulation S.

6.    If the proposed transfer takes place before the end of the distribution compliance period under Regulation S, the beneficial interest in the Notes so transferred will be held immediately thereafter through Euroclear (as defined in the Indenture governing the Notes) or Clearstream (as defined in the Indenture governing the Notes).

7.    We have advised the transferee of the transfer restrictions applicable to the Notes.

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You, the Company and counsel for the Company are entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

Very truly yours,

[NAME OF SELLER]

By:
Name:
Title:
Address:

Date of this Certificate:             , 20

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